LONDON INVESTOR CONFERENCE DECEMBER 2025 Four Corners Property Trust NYSE: FCPT

DECEMBER 2025 Cautionary note regarding forward-looking statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, investment pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2024 and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission. Notice regarding non-GAAP financial measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 48 of this presentation. FORWARD LOOKING STATEMENTS AND DISCLAIMERS

DECEMBER 2025 INTRODUCTION TO THE FCPT LEADERSHIP TEAM William Lenehan President & Chief Executive Officer CEO of FCPT since inception (10 years) Former Board member and Chair of the Finance and Real Estate Committee at Darden Restaurants Former Board member at Macy’s Former Board member and Chairman of the Investment Committee at Gramercy Property Trust Former CEO of Granite REIT, an investment grade single-tenant, triple-net REIT listed on the TSX 10 years at Farallon Capital Management B.A. from Claremont McKenna College, studied abroad at Oxford Patrick Wernig Chief Financial Officer 9-year tenure at FCPT Previously led FCPT’s investment team Former investment banker at J.P. Morgan including advising on FCPT’s initial portfolio and capital structure as part of the company creation and spin-off execution Former Equity research analyst at Barclays Capital in London B.A. and MBA from Georgetown University Advisory Board for the Steers Center for Real Estate at Georgetown Joshua Zhang Managing Director of Investments 9-year tenure at FCPT Leads team of 8 investment professionals at FCPT Former investment banker at Goldman Sachs in the Real Estate division B.A. in Economics from Harvard University Jim Brat COO & General Counsel 10-year tenure at FCPT Former partner in the real estate department at the law firm of Pircher, Nichols & Meeks B.A. from Macalester College, J.D. from UCLA Structured >$5 billion of institutional real estate transactions

DECEMBER 2025 FCPT AT A GLANCE TODAY1 1,294 leases 170 brands 7.1-year average lease term $0.45 AFFO per share (Q3)5 $355 million / 6.8% cap rate of investments as of LTM September 30, 2025 $82 million / 6.8% cap rate of investments in Q3 2025 99.5% occupied 1.4% average annual escalator 5.1x tenant EBITDAR coverage2 53% investment grade3 6,561 SF average asset size 29,797 average daily vehicle count $66,891 median household income 58,370 average 3-mile population $144 million unsettled forward equity as of September 30, 2025 $339 million undrawn revolver 4.7x net debt to adj. EBITDAre4 4.7x Fixed charge coverage 97% Fixed rate debt as of September 30, 2025 Baa3 / BBB (Moody’s / Fitch)

WHY OWN FCPT?

We provide a differentiated approach to net lease

1 Superior Capital Allocation

- Modulate new investments if cost of capital weakens
- Minimize fees and discounts on capital raising
- Long track record of conservative leverage
- Avoid sacrificing investment quality to increase spread. Investments moderated if market conditions eliminate accretion

2 Granular Portfolio

- Portfolio led by Darden, a premier investment grade tenant
- Highly selective underwriting through a consistent model balanced between credit and real estate
- Low value at risk with average purchase price of ~$3 million per property

3 Fungible Real Estate

- Excellent visibility and access paired with strong demographics
- Target sectors are e-commerce and recession resistant
- Industry-leading EBITDAR coverage of 5.1x[1]
- Avoided problem tenants prone to credit issues

4 Shareholders First

- Low overhead with aligned compensation
- Top-decile governance scores
- Hyper-transparent disclosure regime
- High level of executive alignment and ownership

REPRESENTATIVE BRANDS

DECEMBER 2025

5

3 FCPT UNDERWRITING PG 24 DECEMBER 2025 CONTENTS 1 FCPT ORIGIN & EVOLUTION PG 6 2 FORTRESS QUALITY PORTFOLIO PG 14 6 APPENDIX: OTHER PG 46 4 CONSERVATIVE FINANCIAL POSITION PG 33 5 APPENDIX: PRIMARY RETAIL SUBSECTORS PG 36

FCPT ORIGIN STORY: “THE DARDEN SPIN-CO”

On November 9, 2015, Darden Restaurants (NYSE: DRI) completed the spin-off of Four Corners Property Trust (NYSE: FCPT), a newly formed REIT with 424 properties and an enterprise value of ~$1.3 billion. This marked the culmination of a multi-year activist campaign by Starboard Value. Starboard replaced Darden’s full board of directors and brought back attention and focus to improving operations and food quality along with real estate monetization

Transaction Highlights:

- 424 properties across 5 brands, primarily Olive Garden and LongHorn
- Fully triple net leases with no landlord responsibilities
- Initial lease term of 15 years (weighted average)
- Rent increases of +1.5% annually
- Full corporate guaranty from Darden
- Geographic diversity across 44 states
- Industry-leading rent coverage of 4.2x



Olive Garden
ITALIAN KITCHEN
LONGHORN
STEAKHOUSE
Bahama Breeze
ISLAND GRILLE
Seasons 52
FRESH GRILL
wildfish
SEAFOOD GRILLE
Olive Garden (300)
LongHorn Steakhouse (104) (1)
Bahama Breeze (11)
Seasons 52 (2)
Wildfish Seafood Grille (1)

DECEMBER 2025

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Ground Leased (704) Select filtering criteria included: Operating below a minimum EBITDAR margin threshold Identified as Darden locations that may be relocated New restaurants without long-term performance data Fully Leased (260) Sold individually over a few months Average cap rate of 5.4% with a range of 4.5% to 6.0% 1.0% annual rent growth vs.1.5% for FCPT Not guaranteed by Darden Corporate headquarters sold separately DARDEN SPIN PORTFOLIO ASSET SELECTION The final spin portfolio was highly filtered for quality and long-term tenant commitment. We arrived at 418 properties in FCPT’s creation (27% of sites evaluated). The portfolio continues to improve as it matures with sales growth outpacing rent increases over the past decade DECEMBER 2025 The filtering process was intentionally conservative. The goal was to only select properties Darden was highly confident it could commit to over a very long-term horizon. This meant strong real estate, margins and momentum

DECEMBER 2025 FCPT AT 10 YEARS: FROM SPIN-OFF TO SEASONED NET LEASE INVESTOR TODAY Annual base rent1 $94 million $256 million + $162 million (2.7x) Properties 418 1,273 + 855 (3.0x) Brands 5 170 + 165 Enterprise value $1.3 billion $3.8 billion + $2.6 billion (2.9x) We have grown our team, put in place substantial risk management and refined our investment and property management capabilities all while improving access to capital2 ANNUAL BASE RENT ($ million) ENTERPRISE VALUE ($ million) Top 5 brands as % of ABR 100% 53% - 47% Investment volume (cumulative) $2.2 billion + $2.2 billion $3,771 $1,324 2015 Equity Net Debt 2.9x Revenue growth (cash) + 13% Growth year-over-year + 12% Average annual growth since inception - - 2.7x EBITDAR coverage 4.2x 5.1x + 0.9x AFFO per share (LTM) $1.22 $1.77 + $0.55 (1.5x) Dividend per share (annualized) $0.80 $1.47 + $0.67 (1.8x)

DECEMBER 2025 CONSISTENT ANNUAL INVESTMENT GROWTH +57 +40 +95 +89 +100 +120 +104 YEAR INVESTMENT VOLUME ($M) CAP RATE +88 FCPT has consistently delivered growth and diversification through new investments. We focus on credit-worthy tenants, high quality real estate and efficient execution PROPERTY COUNT 1 AVERAGE SIZE ($M) +87 +89 FCPT has consistently focused on low basis properties, safeguarding the portfolio value at risk

DECEMBER 2025 315 leases 82 leases 108 leases 23 brands 191 leases 33 brands 118 leases Other Casual Dining Restaurants Auto Service 120 leases 41 brands Medical Retail 53 leases 27 brands Other Retail 1,294 Leases across 170 Brands Annual Base Rent of $255.6 million1 32% Olive Garden (vs. 74% at inception) 9% LongHorn (vs. 20% at inception) 25% Non-Restaurant Exposure (vs. 0% at inception) Other Casual Dining restaurants Auto Service Medical Retail Other retail 32% 9% 9% 13% 7% 10% 3% 2 The spin-off Darden portfolio remains a strong foundation tenant for FCPT. Over half the portfolio has been diversified into new restaurant brands, Medical Retail and Auto Service 29 leases 2% 2 Quick Service restaurants 232 leases 40 brands 11% Quick Service Restaurants 17 leases 2% 29 leases 2% FCPT PORTFOLIO (as of 9/30/25)

DECEMBER 2025 HIGHLY SELECTIVE APPROACH TO NET LEASE While we underwrite properties in these sectors and may acquire stores in these sectors in the future, they are not in our current target base and would need to meet our high thresholds to be considered in the future Pharmacies: NO EXPOSURE Entertainment: NO EXPOSURE Gyms: NO EXPOSURE Furniture: NO EXPOSURE EV-only Auto Service: NO EXPOSURE Dollar Stores: 0.05% ABR exposure1 (No exposure to brands listed here) General Merchandise: 0.7% ABR exposure2 (No exposure to brands listed here) Car Washes: 1.2% ABR exposure3 (No exposure to brands listed here) FCPT HAS AVOIDED: Service Centers

GEOGRAPHICALLY DIVERSE

- FCPT's holdings are geographically diverse with properties in 48 states
- The portfolio is primarily comprised of suburban markets in the Midwest and southeast
- FCPT's portfolio is aligned with macro tailwinds in the U.S. Lower income taxes and growing economies has accelerated retail development and population growth in the southeast
- Texas and Florida, our largest states (as measured by Annual Base Rent), were among the highest in-migration states according to the 2024 U-Haul growth index[2]



WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX (10%)
MN
IA
MO
AR
LA
WI
IL (7%)
MI (4%)
IN (5%)
OH (7%)
KY
TN (5%)
MS
AL (3%)
GA (7%)
FL (8%)
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
State Annualized Base Rent[1] (%)
>10%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%

Note: Includes two leases in Alaska (not pictured)

DECEMBER 2025 13

3 FCPT UNDERWRITING PG 24 DECEMBER 2025 CONTENTS 6 APPENDIX: OTHER PG 46 4 CONSERVATIVE FINANCIAL POSITION PG 33 5 APPENDIX: PRIMARY RETAIL SUBSECTORS PG 36 2 FORTRESS PORTFOLIO PG 14 1 FCPT ORIGIN & EVOLUTION PG 6

UNIQUE AND HIGHLY SECURE NET LEASE

- **Our portfolio is primarily outparcel properties in high density retail corridors**
- **~75% of rent featuring unique benefits structurally superior to regular-way net lease.** This include the properties with high rent coverage (Darden and Chili's), ground leases, master leases, and investment grade guarantors or operators
  - The original Darden spin-off properties represent a seed portfolio with low rent levels resulting in unmatched rent coverage (5.7x)[1]
  - The ground lease portfolio is characterized by low rents which also typically implies high rent coverage
  - FCPT's investment strategy focuses on acquiring new low rent properties with above average rent coverage

FCPT COVERAGE VS PEERS[1]



5.1x
3.4x
2.6x
NA
NA
NA
NA
FCPT
EPRT
GTY
O
NNN
ADC
NTST



Ground Leased
$149k average rent
75% structurally superior to regular way net lease
11%
High Quality Ground & Building Leases
$161k average rent
25%
44%
Darden
5.7x coverage[1]
6%
9%
7%
Other Investment Grade Leases[2]
Master Leased
Chili's

Average Ground Lease Rent:	$149 thousand	11%
Average All Other Leases Rent:	$206 thousand	89%
Average FCPT Portfolio Rent:	$199 thousand	100%

DECEMBER 2025

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DECEMBER 2025 VERY STRONG HISTORICAL CREDIT RESULTS FCPT has averaged just 12 basis points annually in bad debt expense since inception Bad debt is defined as rent that was deemed uncollectable due to the tenant no longer able to pay (e.g., bankruptcy) and is compared to the starting Annual Base Rent each year. This number does not include recoveries for released properties This represents ~$176,000 per year or $1.8 million since inception vs. $1.5 billion of rent collected over the same period (2016 -2025 YTD) This compares to net lease peers with a stated track record or expectations of 25-75 basis points This figure excludes the positive impact of releasing to new tenants and subsequent rent recoveries Recovery rates for new leases has been above an average of 90% of prior rent, with some occasions of positive rent spreads vs prior levels Since inception, FCPT has experienced very few tenant credit issues; bad debt expense (excluding the benefit of recoveries) has averaged just 12 basis points of ABR

DECEMBER 2025 CONSISTENTLY STRONG PORTFOLIO PERFORMANCE FCPT has one of the highest-quality and consistent portfolios in the net lease sector. We have established a strong track record over time (even through the COVID-19 pandemic) RENT COLLECTIONS OCCUPANCY2 1

DECEMBER 2025 FOOD & BEVERAGE, AUTO AMONG MOST E-COMMERCE RESISTANT RETAIL CATEGORIES Online and digital sales for food & beverage along with auto retail have increased since the advent of COVID-19 but have overall remained limited

DECEMBER 2025 U.S. FOOD AWAY FROM HOME IS SIGNIFICANT Just as the United States has evolved different political, educational, and healthcare institutions than the UK or European Union, it also has also developed a different density of food away from home options Our portfolio is aligned with Olive Garden and other scaled branded restaurants founded in the U.S., such as Chili’s, LongHorn Steakhouse, Outback Steakhouse and Buffalo Wild Wings Branded casual dining is ubiquitous in the U.S. and is a sizable portion of the 59% of total food spend in the U.S. away from home This dynamic creates a market environment that supports many large brands There are over 30 branded casual dining restaurant chains in the U.S. with over $500 million in sales The rank list was created by combining the top 68 casual dining brands in the US with the top casual dining brands in UK, Germany, France, Spain

DECEMBER 2025 THE BENEFITS OF DARDEN AS THE BASE TO THE PORTFOLIO After 10 years of diversifying through new acquisitions, Darden is now ~46% of FCPT’s rent roll by ABR1 Darden is a strong anchor tenant for our portfolio and the preeminent casual dining operator globally BBB / Baa2 credit, $12 billion in revenue, $23 billion enterprise value (as of 11/26/2025) 2,165 restaurants and over 197,000 employees across 11 brands Served 420 million guests in fiscal 2024, ~1.2 million customers per day Olive Garden and LongHorn Steakhouse would individually rank as #2 and #7 by sales amongst all U.S. casual dining brands as of 2025 (per Restaurant Business Online) Darden is the #1 casual dining operator by market capitalization ($21 billion) and is ~2x its closest peer (Texas Roadhouse at $12 billion) ~5.7x tenant rent coverage for FCPT’s owned Darden properties2 During the height of the COVID-pandemic, Darden paid all landlords on time regardless of local regulatory operating restrictions FCPT’S Darden concentration is a unique feature and not easily replicable by peers

Publicly traded casual dining operators maintain a significant size and scale advantage over hundreds of franchisee tenants in the overall restaurant industry Darden sales are >16x the largest 20 franchisees and >72x the sales of the largest 200 franchisees. Brinker and Bloomin have similar scale advantages While restaurants may look similar from the consumer’s experience, the supporting credit varies greatly. Unlike FCPT’s typical tenant, many nationally branded restaurants are operated by small franchisees FCPT CASUAL DINING: SIZE & SCALE vs. TOP FRANCHISEES FCPT CASUAL DINING ANCHORS vs. FRANCHISE TIMES TOP 200 DECEMBER 2025 Note: Franchisee sales estimates based on total unit count as provided by Franchise Times and Nation’s Restaurant News Top 500 brand average unit volumes STORE COUNT (2024) Our restaurant exposure is concentrated in large brands and operators with the resources to withstand future economic downturns SALES VOLUME ($ millions, 2024)

Darden's INVESTMENT GRADE PROFILE REMAINS A STRONG FOUNDATION FOR FCPT DECEMBER 2025 Ask price: 51 bps High on 03/20/20: 360 bps Average: 64 bps Low on 02/12/20: 27 bps Very tight pricing spreads for Darden to have a credit event Darden Senior Credit Default Swaps (CDS) Curve (5-year) Basis Points The historically low pricing of Darden’s CDS demonstrates how their fortress credit profile remains strong 51

DECEMBER 2025 CASUAL DINING COMEBACK: TRADING “IN THE CAR” FOR “IN THE BOOTH” Branded casual dining has seen a resurgence Comparable sales growth for casual dining has outpaced quick service and fast causal in recent quarters Casual dining provides strong consumer value Comparing promotions from 2019 and early 2020, many quick service restaurants raised prices significantly (~40%) or combos shrunk to include fewer items1 This compares to casual dining where Chili’s “3 For Me” promotion experienced increase of 10%, over the same period1 As the value pricing of restaurants has converged, consumers see similar value going to branded casual dining while also receiving higher service Darden CEO Ricardo Cardenas: “Consumers are figuring out that casual dining is a great value… we think we're taking some wallet share from fast food and fast casual”1 2025 Casual dining has taken market share, and leading brands continue to post impressive growth

3 FCPT UNDERWRITING PG 24 DECEMBER 2025 CONTENTS 6 APPENDIX: OTHER PG 46 4 CONSERVATIVE FINANCIAL POSITION PG 33 5 APPENDIX: PRIMARY RETAIL SUBSECTORS PG 36 1 FCPT ORIGIN & EVOLUTION PG 6 2 FORTRESS QUALITY PORTFOLIO PG 14

INVESTMENT AND UNDERWRITING FRAMEWORK

We apply a consistent analytical approach to underwriting based on scoring thousands of properties each year

CREDIT CRITERIA

~50%

- Guarantor credit and health
- Brand durability
- Store performance
- Lease term and structure

REAL ESTATE CRITERIA

~50%

- Location
- Retail corridor strength & demographics
- Access / visibility
- Absolute and relative rent
- Pad site and building reusability

- FCPT has scored over 40,000 retail net lease properties since inception, developing a deep data set for net lease properties
- The scorecard quantifies strategic fit, retail corridor, demographics, site fungibility, tenant credit, store performance, rent sustainability and lease structure
- 25 aspects are reviewed within these categories for each property with a total roughly equal weighting between real estate and credit quality potential point allocation
- While no property scores perfectly, reaching an acceptable score level depends greatly on avoiding numerous weak points
- The “score allows FCPT to have an objective, consistent underwriting model and comparison tool for investment and asset management decisions

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FCPT National Brands with Strong Credit Profiles Small Building, Fungible Real Estate Low Rent & Investment Basis DECEMBER 2025 FCPT’S TRIPLE INVESTMENT FILTER Our portfolio is leased to service tenants, principally Restaurants, Auto Service and Medical Retail The intentional focus on these subsectors reflect a multi-tiered filter that favors fungible, credit-worthy net lease tenants with low rent There are many properties in other retail subsectors that meet these thresholds, but we have found the deepest opportunity set within Restaurants, Auto Service, and Medical Retail Our investment approach seeks to de-risk net lease investing through a highly-filtered selection process 1 2 3

1

DIVERSIFICATION WITH SCALED, CREDITWORTHY NATIONAL BRANDS

TOP 35 FCPT PORTFOLIO BRANDS[1]

		FCPT METRICS		BRAND METRICS[2]		
Rank	Brand Name	FCPT Stores	% of ABR[1]	Total Stores	Sales ($mm)	Publicly Traded?
1	Olive Garden	315	32.2%	933	$5,305	DRI
2	Longhorn Steakhouse	118	9.2%	595	$3,088	DRI
3	Chili's	82	6.8%	1,208	$4,835	EAT
4	Outback Steakhouse	29	2.4%	678	$2,223	BLMN
5	Burger King	42	2.4%	6,701	$11,000	QSR
6	Cheddar's	17	2.3%	181	$766	DRI
7	Buffalo Wild Wings	29	2.2%	1,323	-	-
8	Caliber Collision	34	2.2%	1,829	-	
9	Christian Brothers	19	2.1%	327	-	-
10	Red Lobster	18	1.5%	518	-	-
11	Bahama Breeze	10	1.3%	28	$267	DRI
12	KFC	33	1.3%	3,669	$4,900	YUM
13	BJ's Restaurant	13	1.2%	219	$1,384	BJRI
14	Carrabba's	14	1.2%	208	$700	BLMN
15	Whistle Express Car Wash	9	1.1%	108	-	-
16	Bob Evans	15	1.1%	430	-	-
17	Oak Street Health	10	1.0%	230	-	CVS
18	Arby's	17	0.7%	3,365	-	-
19	NAPA Auto Parts	18	0.7%	6,000	$24,061	GPC
20	WellNow Urgent Care[4]	12	0.7%	133	-	-
21	Starbucks	17	0.7%	16,941	$36,666	SBUX
22	Fresenius	10	0.6%	2,624	24,178 €	FSNUY
23	Mavis	11	0.6%	859	-	-
24	Taco Bell	15	0.6%	7,604	$16,200	YUM
25	Tires Plus	13	0.6%	400	-	-
26	Express Oil	9	0.6%	366	-	-
27	Texas Roadhouse	11	0.6%	730	$5,285	TXRH
28	AFC Urgent Care	9	0.6%	390	-	-
29	Verizon	12	0.6%	N/A	$137,000	VZ
30	Aspen Dental	10	0.6%	1,400	-	-
31	Tire Discounters	8	0.5%	199	-	-
32	VCA	7	0.5%	832	-	-
33	Whataburger	7	0.5%	1,085	-	-
34	National Tire & Battery	7	0.4%	321	-	-
35	Chick-Fil-A	8	0.4%	3,109	-	-
36-170	Other	286	17.9%			
	Total Portfolio	**1,294**	**100%**			

FCPT's portfolio is a diversified group of scaled operators with established national brands

DECEMBER 2025

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UNDERWRITING GEARED TOWARD HIGHER SALES VOLUME & BRANDS FCPT focuses on national brands with strong sales volumes and market appropriate rents FCPT pursues properties within the median range of Casual Dining, Fast Casual and Quick Service; concepts with mid-level sales volumes provide rent support, while keeping rent at replaceable levels in case of vacancy Casual Dining Brand Average Sales Volume ($000s)1 DECEMBER 2025 Quick Service Fast Casual 1

DECEMBER 2025 LOW BASIS PORTFOLIO LIMITS DOWNSIDE OF NEGATIVE CREDIT EVENTS FCPT seeks and acquires properties with a significantly lower value at risk per site as compared to peers FCPT’s emphasis on low rents and fungible buildings have created a portfolio with minimal liability at the individual property level, reducing risk in the event of lease maturity or in the event of tenant credit issues 1 FCPT’s strategy focuses on low basis investments in small box (<15,000) retail properties. This has resulted in high tenant renewal rates and capturing high re-leasing spreads at lease maturity 2

DECEMBER 2025 CONSTRUCTION COSTS CONTINUE TO RISE Industry-wide, developers are facing a long-term trend of inflated growth for building costs. These costs do not yet factor in the impact of tariffs given their delayed rollouts and stocks of pre-purchased inventories The Turner Building Cost Index1 aggregates the developer inputs of labor rates, productivity, material prices and the competitive condition of the marketplace. 2022 and 2023 experienced highly accelerated growth at 8.0% and 6.0%, respectively Cumulatively, constructions costs as measured by the Turner Building Cost Index have far outpaced general inflation over the past twelve years Annual Cumulative 3

3

FCPT INVESTMENTS VS. ESTIMATED REPLACEMENT COST

- Since inception, FCPT has focused on acquiring low basis properties. This investment strategy coupled with inflation has allowed us to purchase many buildings below today's estimated replacement cost. We believe this may support favorable tenant retention dynamics and mitigate downside risks in a vacancy event


FCPT's Average Basis per Investment vs. New Development Sites
(2021 – 2024, $ millions)
$2.69 (FCPT 4-yr. average)
$2.00
$2.48
$3.29
$3.01
$3.30
$1.17
FCPT's average basis from 2021-24 is 40% below estimated replacement cost
Estimated new construction costs, 2024
Estimated land acquisition costs, 2024
2021
2022
2023
2024
Estimated Replacement Cost, 2024

FCPT Investments vs. Estimated Replacement Cost Illustrative Example

Estimated Building Construction Cost	
FCPT Average Building Size (12/31/2024)	6,591 SF
Estimated Construction Cost PSF	~$500 PSF [1]
Estimated Construction Total	~$3.30 million
Land Cost	
FCPT Average Lot Size (12/31/2024)	~1.50 acres
Estimated Land Acquisition Cost	~$800,000 per acre [2]
Estimated Land Acquisition Total	~$1.17 million
Estimated Total Replacement Cost	**$4.47 million**
FCPT Average Basis per Property, 2021-24	**~$2.69 million**
FCPT Basis vs. Replacement Cost	**-40%**

Note: Estimated Construction Cost and Land Cost vary by market. The figures on this page are intended to be illustrative and demonstrate the trend of estimated replacement costs rising vs. existing buildings

1. CBRE, U.S. Real Estate Market Outlook 2024
2. Crexi listings as of August 2025

From 2021 to 2024, FCPT's basis was ~60% of estimated new development (~40% below estimated replacement cost)

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DECEMBER 2025 New properties are brought to market everyday, but many are priced aggressively, have weak credit, or are in sectors we avoid. Rather than swing at every opportunity, our strategy is to wait for the right “pitch” Cap rate could be increased with less favorable credit Favorable Unfavorable FCPT Sector Outlook Approximate Cap Rate1 FCPT Strike Zone Good credit at accretive cap rates New Retail Listings (Illustrative) Volume could be increased with increased purchase price (decreased cap rate) NET LEASE LISTINGS SNAPSHOT

DECEMBER 2025 CONTENTS 6 APPENDIX: OTHER PG 46 5 APPENDIX: PRIMARY RETAIL SUBSECTORS PG 36 1 FCPT ORIGIN & EVOLUTION PG 6 2 FORTRESS QUALITY PORTFOLIO PG 14 4 CONSERVATIVE FINANCIAL POSITION PG 33 3 FCPT UNDERWRITING PG 24

“ DECEMBER 2025 DEBT MATURITY SCHEDULE $ MILLIONS FCPT maintains a well-laddered debt maturity and 100% unencumbered assets to provide financial flexibility Weighted average debt maturity 3.4 years No near-term debt maturities Conservative leverage Committed to maintaining conservative 5.0x–6.0x max leverage range Net debt to adjusted EBITDAre ratio is 4.7x1 including undrawn net equity forwards as of 9/30/2025 Strong liquidity profile $339 million revolver availability Conservative dividend payout ratio of approximately 80% of AFFO $446 million available liquidity including cash and cash equivalents, existing forward equity sale agreements as of October 28, and undrawn revolver balance Minimal floating rate exposure 97% of debt is fixed rate including the effect of interest rate hedges Investment grade rated Rated BBB by Fitch and Baa3 by Moody’s CONSERVATIVE FINANCIAL POLICIES Note: Term Loan and Revolver maturities are shown fully extended

DECEMBER 2025 FCPT’S HISTORICAL LEVERAGE PROFILE FCPT has a stated leverage target of 5.0x-6.0x and has been below or in the lower range of its target since inception Discipline around our leverage is embedded into company culture and our approach to funding growth FCPT has demonstrated a commitment to positive spread investing and a focus on cost of capital FCPT maintained a conservative leverage profile when cost of equity weakened (2020, late 2023, early 2024) 2 FCPT HISTORICAL LEVERAGE1

DECEMBER 2025 CONTENTS 6 APPENDIX: OTHER PG 46 4 CONSERVATIVE FINANCIAL POSITION PG 33 1 FCPT ORIGIN & EVOLUTION PG 6 2 FORTRESS QUALITY PORTFOLIO PG 14 5 APPENDIX: PRIMARY SUBSECTORS PG 36 3 FCPT UNDERWRITING PG 24

930 leases 75% of annual base rent1 FCPT seeks to acquire nationally recognized branded restaurants from premier lease guarantors located within the strongest retail corridors FCPT has increased its restaurant diversification since inception by targeting a variety of meal price-points, cuisine types, and geographies Primary focus on sustainable tenant rents with superior EBITDAR / rent coverage RESTAURANTS DECEMBER 2025

DECEMBER 2025 RESTAURANT INDUSTRY TARGETS Quick Service Lacking Drive-Thru or Dine-In Only Small Franchisees In-Line Real Estate Fast Casual Casual Dining FCPT’S CURRENT FOCUS Regional Brands FCPT pursues mature, national brands with significant scale in terms of units, revenue, and brand AUV FCPT avoids pursuing riskier high-yield dining concepts whose real estate fundamentals or credit does not match that of our core portfolio Many existing dining concepts in FCPT’s portfolio are in robust retail corridors along major highways or outparcels to big box stores or malls. These sites attract high traffic and have strong underlying demographic data FCPT prioritizes tenant credit, fungible real estate, and concept durability in its restaurant investments FCPT GENERALLY AVOIDS1 Operators with <50 units or <$75 million in revenue These features enhance traffic draw and prove attractive for re-leasing

Olive Garden BURLINGTON, NC Adjacent to University Commons shopping center and Alamance Crossing outdoor mall Excellent visibility and prominent retail position along frontage of University Drive Strong brand and credit profile of neighbors, indicating high corridor quality Robust surrounding 3-mile demographic profile1 Population of 30,795 Median Household Income of $79,835 To University Commons and University Drive – 39,200 Vehicles per Day Restaurants usually require retail density and robust corridors with high traffic and attractive demographics DECEMBER 2025 FCPT REAL ESTATE CHARACTERISTICS: CASUAL DINING & QUICK SERVICE To Alamance Crossing Mall

191 leases 13% of annual base rent1 Principally targeting auto service centers, including collision repair and tire service leased to credit worthy operators. We have made select investments in gas stations with large format convenience stores, car wash and auto part retailers at attractive, low bases Focus is on properties that are not dependent on the internal combustion engine and will remain relevant over the longer-term with higher electric vehicle utilization Auto Service is both e-commerce and recession resistant and tends to operate in high-traffic corridors with good visibility, boosting the intrinsic real estate value and long-term reuse potential More limited tenant relocation options due to zoning restrictions lead to high tenant renewal probability AUTO SERVICE DECEMBER 2025

DECEMBER 2025 AUTO SERVICE INDUSTRY TARGETS Full-Service Rental Services Dealerships & Specialty High Basis / Franchisee Car Washes & Gas Stations Tire Collision Service Centers Post-acute care FCPT targets categories in the Auto Industry that are not tied to traditional, gas-powered vehicles as the secular shift to electric vehicles takes place FCPT also targets properties at attractive, low bases and have avoided properties such as high-rent car washes These auto and tire service centers are similar to FCPT’s legacy portfolio: located in high-traffic corridors with good visibility and in proximity to other retailers FCPT targets categories for the long-term with high renewal probabilities High basis or small franchisee increases risk and lowers quality FCPT’S CURRENT FOCUS FCPT GENERALLY AVOIDS1

FCPT REAL ESTATE CHARACTERISTICS: AUTOMOTIVE SERVICE

Christian Brothers Automotive
Port Charlotte, FL

- Adjacent to Peachland Promenade shopping center
- Excellent visibility and prominent retail position along Veterans and Peachland Boulevards
- Strong brand and credit profile of neighbors, indicating high corridor quality
- Robust surrounding 3-mile demographic profile[1]
  - Population of 43,429
  - Median Household Income of $59,586



CVS
Wendy's
TAKE 5
DQ
BANK OF AMERICA
extended STAY AMERICA premier suites
FCPT
Peachland Boulevard – 13,346 Vehicles per Day
Veterans Boulevard
26,607 Vehicles per Day
To Peachland Promenade and

Auto Service centers focus greatly on visibility and convenient consumer locations

DECEMBER 2025

42

120 leases 10% of annual base rent1 MEDICAL RETAIL FCPT’s largest Medical Retail exposures are focused on outpatient services: urgent care, dental, primary care, veterinary care, and outpatient / ambulatory surgery centers Medical Retail is e-commerce and recession resistant given its service-based nature, large customer base and favorable demographic tailwinds Operator consolidation and organic growth within Medical Retail is improving tenant credit and scale Medical Retail is emerging as an attractive property type with services moving out of hospitals and into lower-cost, retail-centric care centers DECEMBER 2025

DECEMBER 2025 HEALTHCARE INDUSTRY TARGETS Ambulatory Surgery / Outpatient Treatment Freestanding ER Care Urgent / Dental / Veterinary Diagnostic / Imaging Clinic Primary Care Clinic FCPT GENERALLY AVOIDS1 (Pharmacy & High Accuity) Healthcare delivery occurs across a spectrum of real estate and operator cost structures FCPT target operators provide services that require in-person interaction, while having lighter asset needs and smaller physical building sizes FCPT’s Medical Retail properties are on the lower end of the acuity care spectrum FCPT does not own and is not currently pursuing skilled nursing, hospitals or rehabilitation facilities FCPT does not currently own Pharmacy properties. Pharmacy is established within net lease, but legacy low growth lease structures and the potential for store closures / shrinking store footprints will limit this as a major category for FCPT Medical Retail buildings are similar to FCPT’s legacy portfolio – low basis, fungible, and proximate to other retailers Pharmacy Hospital Inpatient Rehab Skilled Nursing Facilities Outpatient Rehab Home Care Pet Day Care FCPT’S CURRENT FOCUS

DECEMBER 2025 FCPT REAL ESTATE CHARACTERISTICS: MEDICAL RETAIL 45 To , , and American Family Urgent Care Birmingham, AL Outparcel to Walmart Supercenter, other anchors Strong visibility and prominent retail position along Montclair Road and Frederick Street Strong brand and credit profile of neighbors, indicating high corridor quality Robust surrounding 3-mile demographic profile1 Population of 8,125 Median Household Income of $68,899 Medical Retail is increasingly integrated in core suburban retail corridors Montclair Road – 8,125 Vehicles per Day Frederick Street – 2,320 Vehicles per Day

6 APPENDIX: OTHER PG 46 DECEMBER 2025 CONTENTS 4 CONSERVATIVE FINANCIAL POSITION PG 33 1 FCPT ORIGIN & EVOLUTION PG 6 2 FORTRESS QUALITY PORTFOLIO PG 14 3 FCPT UNDERWRITING PG 24 5 APPENDIX: PRIMARY RETAIL SUBSECTORS PG 36

DECEMBER 2025 LADDERED LEASE MATURITY SCHEDULE %ANNUALIZED BASE RENT1 99.5%  occupied2 as of 9/30/2025 7.1 years weighted average lease term < 1.9%  of rental income  matures prior to 2027 FCPT has had very high renewal rates on lease maturities to date 2027 is the first year of Darden spin-off lease maturities; FCPT’s Darden leases average 5.7x rent coverage 3

DECEMBER 2025 GLOSSARY AND NON-GAAP DEFINITIONS NON-GAAP DEFINITIONS AND CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 9/30/2025 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated biannually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the average trailing twelve brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Non-cash expense (income) adjustments related to deferred tax benefits AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease.

DECEMBER 2025 RECONCILIATION SCHEDULES RECONCILIATION OF NET INCOME TO ADJUSTED EBITDARE RENTAL REVENUE AND PROPERTY EXPENSE DETAIL

DECEMBER 2025 FFO & AFFO RECONCILIATION

FOOTNOTES

PAGE 4 FCPT AT A GLANCE TODAY
Figures as of 9/30/2025
1. Weighted averages based on contractual Annual Cash Base Rent as defined in glossary, except for occupancy which is based on portfolio square footage. See glossary on page 48 for definitions
2. See glossary on page 48 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 99% of Darden annual cash base rent (ABR), 55% of other restaurant ABR and 10% of non-restaurant ABR or 64% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended May 2025 and the brand average margins for the year ended May 2025
3. Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies
4. See page 49 for reconciliation of net income to adjusted EBITDAre and page 48 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents
5. See page 48 for non-GAAP definitions, and page 50 for reconciliation of net income to AFFO

PAGE 5 WHY OWN FCPT?
1. Based on coverage as disclosed by FCPT's peer net lease companies

PAGE 9 FCPT AT 10 YEARS:
1. Annual Cash Base Rent (ABR) as defined in glossary
2. Past performance does not guarantee future results

PAGE 10 CONSISTENT ANNUAL INVESTMENT GROWTH
1. Figures as of 11/26/2025

Note: Figures exclude capitalized transaction costs. Initial cash yield calculation excludes $2.1 million, and $2.4 million of real estate purchases in our Kerrow operating business for 2019 and 2020, respectively. 2022 initial cash yield reflects near term rent increases and rent credits given at closing; the initial cash yield with rents in place as of closing is 6.4%

PAGE 11 FCPT PORTFOLIO TODAY
1. Represents current Annual Cash Base Rent (ABR) as of 9/30/2025
2. Other retail includes properties leased to cell phone stores, bank branches, grocers amongst others. These are often below market rent leases, and many were purchased through the outparcel strategy

PAGE 12 HIGHLY SELECTIVE APPROACH TO NET LEASE
Note: All data as of 9/30/2025
1. Annual cash base rent (ABR) as defined in glossary; FCPT owns 1 dollar store site leased to Dollar General
2. Annual cash base rent (ABR) as defined in glossary; FCPT owns 7 general merchandise sites leased to REI (2), Jared Jewelry (2), Orvis (1), Mattress Firm (1), and Sleep Number (1)
3. Annual cash base rent (ABR) as defined in glossary; FCPT owns 10 car wash sites leased to Whistle Express (9) and Club Car Wash (1)

PAGE 13 GEOGRAPHICALLY DIVERSE PORTFOLIO
Figures as of 9/30/2025
1. Annual Cash Base Rent (ABR) as defined in glossary
2. Source: U-Haul growth index 2024

PAGE 15 UNIQUE AND HIGHLY SECURE NET LEASE
1. See glossary on page 48 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 99% of Darden annual cash base rent (ABR), 55% of other restaurant ABR and 10% of non-restaurant ABR or 64% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended May 2025 and the brand average margins for the year ended May 2025. Peer data as of latest available public filings
2. Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies

PAGE 17 CONSISTENTLY STRONG PORTFOLIO PERFORMANCE
1. FCPT reported 92% collected rent in Q2 2020, with 4% abated in return for lease modifications and 3% deferred. FCPT collected the 3% deferred rent in Q4 2020. The 98.8% number above included deferred rent that was paid and the abated rent for which FCPT received beneficial lease modifications
2. Occupancy based on portfolio square footage

PAGE 18 FOOD & BEVERAGE, AUTO AMONG MOST E-COMMERCE RESISTANT RETAIL CATEGORIES
1. Source: Cowen Inc.

PAGE 19 U.S. FOOD AWAY FROM HOME IS SIGNIFICANT
1. Sources: USDA, Statista
2. Sources: Nations Restaurant News, Restaurant Online, UHY Hacker Young, Disfold, Statista, Tapas Magazine, Mordor Intelligence

PAGE 20 THE BENEFITS OF DARDEN BASE TO THE PORTFOLIO
Source: Public Filings, FactSet
1. Annual Cash Base Rent (ABR) as defined in glossary
2. See glossary on page 48 for tenant EBITDAR and tenant EBITDAR coverage definitions

PAGE 23 CASUAL DINING COMEBACK: TRADING "IN THE CAR" FOR "IN THE BOOTH"
1. Source: Public filings

PAGE 27 DIVERSIFICATION WITH SCALED, CREDITWORTHY NATIONAL BRANDS
1. Represents current Annual Cash Base Rent (ABR) as of 9/30/2025 as defined in glossary on page 48
2. Source: Nation's Restaurant Top 500 Restaurants, public filings, Placer.ai., company websites, Focus Advisors Automotive M&A, Tire Business Magazine; Dash indicates private company or confidential information
3. Several WellNow locations have been assigned to new entities and rebranded. WellNow remains obligated under the lease at these assigned locations; figure in the table reflects lower lease count and other metrics following the assignment

PAGE 28 UNDERWRITING GEARED TOWARD HIGHER SALES VOLUME & BRANDS
1. Brand average sales per Nation's Restaurant News Top 500 (2025 edition, uses 2024 sales volumes)

PAGE 29 LOW BASIS PORTFOLIO LIMITS DOWNSIDE OF NEGATIVE CREDIT EVENTS
1. Source: Public filings as of 12/31/2024

PAGE 30 CONSTRUCTION COSTS CONTINUE TO RISE
1. Per Turner, "The TBCI is determined by the following factors considered on a nationwide basis: labor rates and productivity, material prices, and the competitive condition of the marketplace." https://www.turnerconstruction.com/cost-index

PAGE 32 NET LEASE LISTINGS SNAPSHOT
1. Depicts new listings +30 basis points above asking cap rate to reflect assumption of seller strike price. FCPT Acquired (2025) deals are shown at the actual closed transaction cap rate.

Note: This graphic is designed to represent a snapshot of how FCPT best sees fit to allocate its time and is not meant to indicate brand or cap rates we may acquire

PAGE 34 CONSERVATIVE FINANCIAL POLICIES
Figures as of 9/30/2025, except otherwise noted
1. See page 49 for reconciliation of net income to adjusted EBITDAre and page 48 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents

PAGE 35 FCPT'S HISTORICAL LEVERAGE PROFILE
1. See page 49 for reconciliation of net income to adjusted EBITDAre and page 48 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents. Includes any forward equity contracts outstanding as of quarter end

PAGE 37 RESTAURANTS
1. As of 9/30/2025

PAGE 38 RESTAURANT INDUSTRY TARGETS
1. We may acquire properties in the "FCPT Generally Avoids" category but will remain highly selective with a focus on basis and store-level performance. That said, they are not in our current target base and would need to meet our high thresholds to be considered in the future

PAGE 39 FCPT REAL ESTATE CHARACTERISTICS: CASUAL DINING & QUICK SERVICE
1. Source: Placer.AI

PAGE 40 AUTO SERVICE
1. As of 9/30/2025

PAGE 41 AUTO SERVICE INDUSTRY TARGETS
1. We may acquire properties in the "FCPT Generally Avoids" category but will remain highly selective with a focus on basis and store-level performance. That said, they are not in our current target base and would need to meet our high thresholds to be considered in the future

PAGE 42 FCPT REAL ESTATE CHARACTERISTICS: AUTOMOTIVE SERVICE
1. Source: Placer.AI

PAGE 43 MEDICAL RETAIL
1. As of 9/30/2025

PAGE 44 MEDICAL RETAIL INDUSTRY TARGETS
1. We may acquire properties in the "FCPT Generally Avoids" category but will remain highly selective with a focus on basis and store-level performance. That said, they are not in our current target base and would need to meet our high thresholds to be considered in the future

PAGE 45 FCPT REAL ESTATE CHARACTERISTICS: MEDICAL RETAIL
1. Source: Placer.AI

PAGE 47 LADDERED LEASE MATURITY SCHEDULE
Note: Excludes renewal options. All data as of 9/30/2025
1. Annual cash base rent (ABR) as defined in glossary
2. Occupancy based on portfolio square footage
3. See glossary on page 48 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 99% of Darden annual cash base rent (ABR), 55% of other restaurant ABR and 10% of non-restaurant ABR or 64% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended May 2025 and the brand average margins for the year ended May 2025

PAGE 49 RECONCILIATION SCHEDULES
1. See glossary on page 48 for non-GAAP definitions
2. Other non-reimbursed property expenses include non-reimbursed tenant expenses, vacant property expenses, abandoned deal costs, property legal costs, and franchise taxes

PAGE 50 FFO & AFFO RECONCILIATION
1. Amount represents non-cash deferred income tax (benefit) expense recognized at the Kerrow Restaurant Business
2. Assumes the issuance of common shares for OP units held by non-controlling interest

DECEMBER 2025

LONDON INVESTOR CONFERENCE DECEMBER 2025